                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2001

                           ART TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-26679               04-3141918
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                      25 First Street, Cambridge, MA 02141
              (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (617) 386-1000

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 5. Other Events

         On July 26, 2001, Art Technology Group, Inc. issued a press release, which is included as EXHIBIT 99.1 to this report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.


    EXHIBIT NUMBER       DESCRIPTION
    99.1                 Press Release of Art Technology Group, Inc., dated
                         July 26, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 2001                          ART TECHNOLOGY GROUP, INC.

                                             By: /s/ Joseph T. Chung
                                                ------------------------------
                                                Joseph T. Chung
                                                Chairman of the Board, Chief
                                                Technology Officer and Treasurer
                                                (Principal Financial and
                                                Accounting Officer)



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                                 EXHIBIT INDEX

99.1        Press Release of Art Technology Group, Inc., dated July 26, 2001.